UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 12, 2008
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
     The information set forth and the exhibits identified in Item 8.01 are incorporated herein by reference.
ITEM 8.01. OTHER EVENTS.
     On August 12, 2008, MetLife, Inc., a Delaware corporation (the “Company”), entered into a Pricing Agreement (the “Pricing Agreement”) with Banc of America Securities LLC, Barclays Capital Inc. and the other institutions named therein (the “Remarketing Agents”) and The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent (the “Purchase Contract Agent”), relating to the remarketing of debt securities constituting part of the Company’s 6.375% Common Equity Units (the “Units”). The Pricing Agreement was entered into pursuant to the Remarketing Agreement dated July 11, 2008, among the Company, the Remarketing Agents and the Purchase Contract Agent and sets forth the terms upon which $1,029,805,000 aggregate principal amount of such debt securities were remarketed on behalf of the holders of Units. The Pricing Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On August 15, 2008, the remarketing was successfully concluded, and the debt securities were denominated the Company’s 6.817% Senior Debt Securities, Series A, Due 2018 (the “Series A Debentures”). A form of the securities certificate representing the Series A Debentures is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The Series A Debentures were issued pursuant to an Indenture and First Supplemental Indenture dated as of June 21, 2005 between the Company and the Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association), as Trustee (the “Trustee”), as supplemented by the Sixth Supplemental Indenture, dated as of August 7, 2008, between the Company and the Trustee, and have terms described in the Company’s Prospectus Supplement relating to the remarketing dated August 12, 2008, filed with the Securities and Exchange Commission on August 14, 2008 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits
4.1	Form of security certificate representing MetLife, Inc.’s 6.817% Senior Debt Securities, Series A, Due 2018

99.1	Pricing Agreement dated August 12, 2008 among MetLife, Inc., Banc of America Securities LLC and Barclays Capital Inc., as Remarketing Agents, the other Remarketing Agents named therein and The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Senior Vice-President and Secretary

Date: August 15, 2008

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT
4.1	Form of security certificate representing MetLife, Inc.’s 6.817% Senior Debt Securities, Series A, Due 2018

99.1	Pricing Agreement dated August 12, 2008 among MetLife, Inc., Banc of America Securities LLC and Barclays Capital Inc., as Remarketing Agents, the other Remarketing Agents named therein and The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent